
<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL American  Properties  Fund, Inc. and  subsidiaries at September 30,
1999,  and its  statement  of  income  for the nine  months  then  ended  and is qualified  in its  entirety  by  reference  to the  Form  10-Q  of CNL  American
Properties  Fund, Inc. and  subsidiaries for the nine months ended September 30,
1999.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   SEP-30-1999
<CASH>                                         5,695,904
<SECURITIES>                                   52,773,100
<RECEIVABLES>                                  3,782,920
<ALLOWANCES>                                   1,591,936
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         624,889,551
<DEPRECIATION>                                 12,151,213
<TOTAL-ASSETS>                                 1,024,851,814
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       434,958
<OTHER-SE>                                     696,298,135
<TOTAL-LIABILITY-AND-EQUITY>                   1,024,851,814
<SALES>                                        0
<TOTAL-REVENUES>                               52,081,248
<CGS>                                          0
<TOTAL-COSTS>                                  90,897,754
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             3,584,675
<INCOME-PRETAX>                                (43,328,326)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (43,328,326)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (43,328,326)
<EPS-BASIC>                                  (1.14)
<EPS-DILUTED>                                  (1.14)

<F1>Due to the nature of its industry,  CNL American  Properties  Fund, Inc. and subsidiaries has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.

